WEITZ SERIES FUND, INC.

Value Fund

Q U A R T E R L Y
R E P O R T

June 30, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WVALX

WEITZ SERIES FUND, INC. — VALUE FUND
Performance Since Inception

A long-term perspective on the Value Fund’s performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended June 30, 2003, calculated in accordance with SEC standardized formulas.

Period Ended	Value of Initial $25,000 Investment	Value of Cumulative Capital Gain Distributions		Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

May 9, 1986	$25,000	$—	`	$—	$25,000	—%
Dec. 31, 1986	25,863	—		—	25,863	3.5	†
Dec. 31, 1987	24,253	264		1,205	25,722	-0.5
Dec. 31, 1988	27,430	299		2,223	29,952	16.5
Dec. 31, 1989	30,763	2,103		3,701	36,567	22.1
Dec. 31, 1990	28,040	2,112		4,500	34,652	-5.2
Dec. 31, 1991	33,940	3,811		6,475	44,226	27.6
Dec. 31, 1992	36,350	6,019		7,884	50,253	13.6
Dec. 31, 1993	42,010	9,114		9,199	60,323	20.0
Dec. 31, 1994	36,075	10,414		7,899	54,388	-9.8
Dec. 31, 1995	45,955	17,447		11,855	75,257	38.4
Dec. 31, 1996	51,478	24,054		13,792	89,324	18.7
Dec. 31, 1997	62,878	42,824		18,398	124,100	38.9
Dec. 31, 1998	72,675	65,163		22,181	160,019	28.9
Dec. 31, 1999	82,700	83,540		27,328	193,568	21.0
Dec. 31, 2000	88,050	111,282		32,221	231,553	19.6
Dec. 31, 2001	85,725	112,599		33,781	232,105	0.2
Dec. 31, 2002	69,800	93,753		28,852	192,405	-17.1
June 30, 2003	80,025	107,487		33,545	221,057	14.9	††

The Fund’s average annual total return for the one, five and ten year periods ending June 30, 2003, was 9.0%, 7.6% and 15.0%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $81,994, and the total amount of income distributions reinvested was $20,218.

†	Return is for the period 5/9/86 through 12/31/86

††	Return is for the period 1/01/03 through 6/30/03

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WEITZ SERIES FUND, INC. — VALUE FUND

The chart below depicts the change in the value of a $25,000 investment for the period March 31, 1993, through June 30, 2003 for the Value Fund, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Value Fund on March 31, 1993 would have been valued at $102,988 on June 30, 2003.

Average Annual Total Returns

	1-Year	5-Year	10-Year

Value Fund	9.0%	7.6%	15.0%
Standard & Poor’s 500 Index	0.2%	-1.6%	10.0%

This information represents past performance of the Value Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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WEITZ SERIES FUND, INC. — VALUE FUND
June 30, 2003 – Quarterly Report

July 15, 2003

Dear Fellow Shareholder:

              The second quarter of 2003 was a very good one for our Fund. Our total return (capital appreciation and dividends) was +19.5% vs. +15.4% for the S&P 500. This brings our gain for the first half of the calendar year to +14.9% vs. +11.8% for the S&P 500. We widened our long-term lead on the S&P, but the most satisfying part of this quarterly report is a strong dose of absolute performance—black ink.

              The table below compares the performance of our Fund (after all fees and expenses) to that of our primary benchmark, the S&P 500 (large companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a proxy for tech stocks), and our peer group of mutual funds (according to Lipper Analytical Services).

	Average Annual Total Returns*

	YTD	1-Year	3-Years	5-Years	10-Years	15-Years

Weitz Value Fund	14.9%	9.0%	5.1%	7.6%	15.0%	14.5%
S&P 500	11.8	0.2	-11.2	-1.6	10.0	11.4
Russell 2000	17.9	-1.6	-3.3	1.0	8.2	N.A.
Nasdaq Composite	21.8	11.4	-25.5	-2.7	8.7	9.9
Average Growth and Income Fund	N.A.	-1.7	-5.4	-0.6	8.9	N.A.

*	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10 and 15-year Nasdaq numbers for which reinvestment of dividend information was not available).

Portfolio Review

              The market, as measured by the S&P 500, has been like a roller coaster over the past twelve months. Dramatic plunges in July, October, and March were followed each time by strong rallies, and it is now approximately back where it started. As shown in the table, we have fared better than most market indices, but it still felt like quite an ordeal. During the rally which started in mid-March, nearly all of our stocks contributed to our gains. Large positions, such as Liberty, Comcast, Countrywide, Washington Mutual, and Citizens were prime contributors, and large percentage gains in some of our smaller holdings, such as Novastar, Charter, Charter bonds, and Redwood Trust, were disproportionately helpful.

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              As you might expect, during a strong market rally we were net sellers of stocks. This was not a “market timing” call. As stock prices go up, the (happy) result is that we have larger positions in less-cheap stocks. We prefer to be very long-term holders of our stocks, but as prices rise towards our “full value” targets, we think we ought to gradually shrink the positions because the risk/reward relationship is shifting against us. We prefer to redeploy the capital into other cheaper stocks, but we found very few stocks that met our “buy” or “add” criteria. As a result, our cash and reserves position rose several percentage points during the quarter to 17%.

              The one new significant position we took during the quarter was in Federal Home Loan Mortgage Corp., better known as Freddie Mac. Freddie has been in the news nearly every day in the last few weeks. The headlines have been ugly—earnings restatement (though upwards for a change), firing of the president and resignations of CEO and CFO, calls for congressional hearings, etc. Our premise is that Freddie’s basic business, earning power, and balance sheet are sound, that the drop in the stock represents a temporary over-reaction, and that over the next few quarters it is likely to recover to higher levels.

              Freddie Mac and its cousin Fannie Mae are in two basic businesses. They insure mortgages so that they can be pooled and sold as mortgage-backed securities and they invest directly in mortgages for their own accounts. They have a lower cost of borrowing than other corporations because there is a perception—not a legal responsibility—that the U.S. government would come to their rescue if they were ever in financial trouble.

              Periodically, investors become fearful that they will suffer credit losses on the mortgages they guarantee or that Congress will take away their cost advantage and Freddie and Fannie’s stocks get weak. When recession, tight money, and fears of credit losses arose in 1990, Freddie’s stock fell over 70%. We began buying after the first 40% decline and kept buying all the way down. The stock now sells at roughly 20 times its October, 1990 low price.

              The fears this time are that the accounting problems are worse than acknowledged and future earnings will be more volatile if the “smoothing” techniques that led to the restatement are disallowed. We believe that Freddie and Fannie do face several competitive and political challenges, and we have no illusions of a repeat of the performance of the past 13 years. However, we believe the new management is strong and that the immediate fears of Wall Street are overblown. This leads us to think that Freddie can be a good one to two year “trade.”

Outlook

              As always, we distinguish between the “value”—economic fundamentals—and the “valuation”—stock prices. The economy seems to be recovering slowly from a collapse of capital spending, weak business travel, disruptions from the war in Iraq, etc. Companies are taking advantage of very low interest rates to lower their interest expense and extend the maturities of their debt. Asset sales and mergers are helping companies rationalize their productive capacities. So, while business is still soft in many sectors of the economy, the value of our businesses is generally moving in the right direction.

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              On the price side, however, we have experienced a tremendous stock market rally in a short period of time. At best, undervalued stocks became less undervalued. In fact, some of the internet survivors and biotech stocks ran up 50-100% in the second quarter alone—eerily reminiscent of the late ’90’s. In the credit markets, the extreme angst of last October has given way to Pollyannaish generosity and companies that came into the year with weak balance sheets (e.g. Charter Communications) have been able to raise capital and have been among the biggest gainers in the rally. Of course, we think our stocks are still undervalued, or we would not still own them, but we would expect a much less exuberant performance for the market and our portfolio over the balance of the year.

              Thanks again for your patience during the traumatic markets of the past few years.

Sincerely,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

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WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities June 30, 2003 (Unaudited)

Shares		Cost	Value

	COMMON STOCKS — 82.1%
	Advertising and Marketing — 0.5%
1,215,000	Interpublic Group of Companies, Inc. (a)	$10,186,252	$16,256,700
71,200	Valassis Communications, Inc.*	604,573	1,831,264

		10,790,825	18,087,964

	Banking — 8.6%
2,011,800	Greenpoint Financial Corp.	43,297,523	102,481,092
3,000,000	U.S. Bancorp	49,657,632	73,500,000
3,500,000	Washington Mutual, Inc.	64,821,072	144,550,000

		157,776,227	320,531,092

	Cable Television — 8.5%
12,121,733	Adelphia Communications Corp. CL A* #	1,697,043	3,297,111
19,800,000	Charter Communications, Inc. CL A*	171,146,039	78,606,000
6,100,000	Comcast Corp.- Special CL A*	155,326,289	175,863,000
4,280,000	Insight Communications Co.*	73,568,395	56,410,400

		401,737,766	314,176,511

	Consumer Products and Services — 1.4%
5,970,000	Six Flags, Inc.* †	101,554,397	40,476,600
504,000	Waste Management, Inc.	11,447,764	12,141,360

		113,002,161	52,617,960

	Financial Services — 8.8%
1,000	Berkshire Hathaway, Inc. CL A*	52,533,832	72,500,000
67,000	Berkshire Hathaway, Inc. CL B*	130,104,200	162,810,000
100,000	Fannie Mae	6,691,435	6,744,000
1,660,000	Freddie Mac	84,319,003	84,278,200
2,100,000	Imperial Credit Industries, Inc.*	81,900	12,600

		273,730,370	326,344,800

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WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Information Services — 0.0%
134,135	Intelligent Systems Corp.*	$283,821	$207,909

	Lodging and Gaming — 8.8%
1,292,100	Extended Stay America, Inc.*	13,470,384	17,430,429
400,000	Harrah’s Entertainment, Inc.*	13,029,130	16,096,000
8,700,000	Hilton Hotels Corp.	80,281,370	111,273,000
20,000,000	Park Place Entertainment Corp.* †	189,156,958	181,800,000

		295,937,842	326,599,429

	Media and Entertainment — 10.2%
183,118	Gabelli Global Multimedia Trust, Inc.*	1,775,506	1,419,165
21,800,000	Liberty Media Corp.- A*	241,978,893	252,008,000
172,000	Washington Post Co. CL B	87,548,000	126,058,800

		331,302,399	379,485,965

	Mortgage Banking — 3.0%
1,600,000	Countrywide Financial Corp.	40,609,007	111,312,000

	Printing Services — 0.3%
4,820,000	Mail-Well, Inc.* †	44,597,436	12,146,400

	Real Estate and Construction — 0.9%
818,400	Forest City Enterprises, Inc. CL A	11,075,278	33,922,680

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WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Real Estate Investment Trusts — 13.4%
3,070,605	Archstone-Smith Trust	$71,502,805	$73,694,520
284,700	Avalonbay Communities, Inc.	13,086,298	12,139,608
200,000	Capital Automotive REIT	1,927,130	5,598,000
449,200	Hanover Capital Mortgage Holdings, Inc. †	3,246,538	5,731,792
16,000,000	Host Marriott Corp. * †	136,349,787	146,400,000
314,025	Medical Office Properties, Inc. #	6,264,799	3,140,250
1,300,000	Newcastle Investment Corp.†	22,750,000	25,454,000
1,337,980	Newcastle Investment Holdings Corp.† #	447,478	4,616,031
1,640,000	NovaStar Financial, Inc. †	11,159,111	97,990,000
1,555,000	Redwood Trust, Inc. †	34,603,945	62,060,050
1,407,000	Vornado Realty Trust	55,280,043	61,345,200

		356,617,934	498,169,451

	Retail — 3.5%
6,400,000	Safeway, Inc.*	191,963,776	130,944,000

	Telecommunications — 12.9%
1,850,000	Alltel Corp.	99,268,513	89,207,000
598,854	Centennial Communications Corp.*	1,010,937	2,395,416
12,701,500	Citizens Communications Co.*	139,789,702	163,722,335
24,272,200	Qwest Communications International, Inc.* (a)	271,804,269	116,021,116
1,638,000	Sprint Corp.	31,122,000	23,587,200
1,650,000	Telephone and Data Systems, Inc.	84,401,471	82,005,000

		627,396,892	476,938,067

	Utilities — 1.3%
2,900,000	Westar Energy, Inc.	62,080,398	47,067,000

	Total Common Stocks	2,918,902,132	3,048,551,228

	NON-CONVERTIBLE PREFERRED STOCKS — 0.0%
15,000	Crown American Realty Trust 11.0% Pfd. Series A	646,875	884,250
30,000	Prime Retail, Inc. 10.5% Pfd. Series A*	645,000	360,000

	Total Non-Convertible Preferred Stocks	1,291,875	1,244,250

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WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Face amount or shares		Cost	Value

	CORPORATE BONDS — 0.8%
$750,000	Local Financial Corp. 11.0% 9/08/04	$750,000	$768,750
17,000,000	Charter Communications, Inc. Convertible 5.75% 10/15/05	9,309,141	11,900,000
5,000,000	Charter Communications, Inc. 8.25% 4/01/07	3,263,257	3,875,000
5,000,000	Charter Communications, Inc. 10.75% 10/01/09	3,411,547	3,900,000
3,000,000	Charter Communications, Inc. 9.625% 11/15/09	1,519,726	2,205,000
5,000,000	Telephone and Data Systems, Inc. 9.25% 2/10/25	5,153,057	5,429,655

	Total Corporate Bonds	23,406,728	28,078,405

	U.S. GOVERNMENT AND AGENCY SECURITIES — 2.9%
100,000,000	Federal Home Loan Bank 4.125% 11/15/04	99,715,869	103,958,800
3,000,000	Federal Home Loan Bank 6.04% 9/08/05	3,000,000	3,299,391
1,000,000	Federal Home Loan Bank 6.44% 11/28/05	1,000,432	1,116,336

	Total U.S. Government and Agency Securities	103,716,301	108,374,527

	SHORT-TERM SECURITIES — 14.2%
51,224,828	Milestone Treasury Obligations Portfolio	51,224,828	51,224,828
84,591,624	Wells Fargo Government Money Market Fund	84,591,624	84,591,624
25,000,000	Fannie Mae Discount Note 8/25/03	24,958,559	24,964,475
169,000,000	Federal Home Loan Bank Discount Notes
	due 8/06/03 to 8/13/03	168,797,816	168,831,065
196,000,000	U.S. Treasury Bills due 7/03/03 to 7/24/03	195,945,557	195,963,105

	Total Short-Term Securities	525,518,384	525,575,097

	Total Investments in Securities	$3,572,835,420	3,711,823,507

	Covered Call Options Written — (0.1%)		(1,624,840)
	Other Assets Less Liabilities — 0.1%		3,924,545

	Total Net Assets — 100%		$3,714,123,212

	Net Asset Value Per Share		$32.01

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WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price	Value

	COVERED CALL OPTIONS WRITTEN
500,000	Interpublic Group of Companies, Inc.	July 2003/12.50	$(475,000)
200,000	Interpublic Group of Companies, Inc.	October 2003/10	(720,000)
200,000	Interpublic Group of Companies, Inc.	October 2003/12.50	(330,000)
499,200	Qwest Communications International, Inc.*	July 2003/5	(99,840)

	Total Call Options Written		$(1,624,840)

	(premiums received $2,215,907)

*	Non-income producing

†	Non-controlled affiliate

#	Restricted and/or illiquid security

(a)	Fully or partially pledged as collateral on outstanding written call options

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Board of Directors
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

Officers
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President

Investment Adviser
  Wallace R. Weitz & Company

Distributor
  Weitz Securities, Inc.

Custodian
  Wells Fargo Bank Minnesota,
  National Association

Transfer Agent and Dividend Paying Agent
  Wallace R. Weitz & Company

Sub-Transfer Agent
  National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

7/29/03